                                                                    Exhibit 25.1

                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

N/A                                                        20-1177241
(Jurisdiction of incorporation                             (I.R.S. Employer
or organization if not a U.S.                              Identification No.)
national bank)

90 Christiana Road
New Castle, Delaware                                       19702
(Address of principal executive offices)                   (Zip Code)

                             Warren L. Tischler, SVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                HAWK CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                     34-1608156
(State or other jurisdiction                 (I.R.S. Employer
of incorporation or organization)            Identification No.)

200 Public Square, Suite 1500
Cleveland, Ohio                              44114
(216) 861-3553                               (Zip Code)
(Address of principal executive offices)


                          8 3/4% Senior Notes due 2014
                   Guarantees of 8 3/4% Senior Notes due 2014
                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS

                                            State or Other
                                            Jurisdiction of      I.R.S. Employer
                                            Incorporation or     Identification
Name, Address and Telephone Number          Organization         Number
----------------------------------          ------------         ------
Allegheny Clearfield, Inc.                  Pennsylvania         25-1408704
Friction Products Co.                       Ohio                 34-1608009
Hawk MIM, Inc.                              Ohio                 34-1940518
Hawk Motors, Inc.                           Delaware             31-1815526
Hawk Precision Components Group, Inc.       Ohio                 30-0018123
Helsel, Inc.                                Delaware             35-1957561
Logan Metal Stampings, Inc.                 Ohio                 34-1608159
Net Shape Technologies LLC                  Delaware             34-1899581
Quarter Master Industries, Inc.             Delaware             36-4323703
S.K. Wellman Holdings, Inc.                 Delaware             34-1805476
S.K. Wellman Corp.                          Delaware             34-1804995
Sinterloy Corporation                       Delaware             31-1549254
Tex Racing Enterprises, Inc.                Delaware             56-1323370
Wellman Products Group, Inc.                Ohio                 20-0046535
Wellman Products, LLC                       Ohio                 34-2002319

                                     General

Item 1. General Information.
        --------------------

              Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.

              Comptroller of the Currency, New York, NY.

              Federal Deposit Insurance Corporation, Washington, D.C.

              Board of Governors of the Federal Reserve System, Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.
        --------------------------

              If the obligor is an affiliate of the trustee, describe each such affiliation.

                   None

Item 3-15.    Not Applicable

Item 16. List of Exhibits
         ----------------

Exhibit

T1A(i)         (1)  Copy of the Articles of Association of HSBC Bank USA,
                    National Association.

T1A(ii)        (1)  Certificate of the Comptroller of the Currency dated July 1,
                    2004 as to the authority of HSBC Bank USA, National
                    Association to commence business.

T1A(iii) Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)        (1)  Copy of the existing By-Laws of HSBC Bank USA, National
                    Association.

T1A(v)              Not applicable.

T1A(vi)             Consent of HSBC Bank USA, National Association required by
                    Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (June 30, 2004), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)           Not applicable.

T1A(ix)             Not applicable.


 (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 3rd day of December, 2004.


                                             HSBC BANK USA, NATIONAL ASSOCIATION


                                             By:  /s/ Marcia Markowski
                                                --------------------------------
                                                Marcia Markowski
                                                      Vice President

                                                               EXHIBIT T1A (vii)


                                                                                  Board of Governors of the Federal Reserve System
                                                                                  OMB Number: 7100-0036
                                                                                  Federal Deposit Insurance Corporation
                                                                                  OMB Number: 3064-0052
                                                                                  Office of the Comptroller of the Currency
                                                                                  OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                                Expires March 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Please refer to page i,
                                                                                  Table of Contents, for
                                                                                  the required disclosure                  [1]
                                                                                  of estimated burden.


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2004                    (20040630)
                                                                  --------
                                                                 (RCRI 9999)



This report is required by law; 12 U.S.C.ss.324 (State member     This report form is to be filed  by banks with branches and
banks); 12 U.S.C. ss.1817 (State nonmember banks); and            consolidated subsidiaries in U.S. territories and possessions,
12 U.S.C.ss.161 (National banks).                                 Edge or Agreement subsidiaries, branches, consolidate foreign subsidiaries or foreign International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an    The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested   accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State
nonmember banks and three directors for State member and
National Banks.                                                   We, the undersigned directors (trustees), attest to the
                                                                  correctness of this Report of Condition (including the supporting
I,   Joseph R. Simpson, Controller                                schedules) and declare that it has been examined by us and to the
   -----------------------------------------------------------    best of our knowledge and belief has been prepared in conformance
   Name and Title of Officer Authorized to Sign Report            with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Of the named bank do hereby declare that these Reports of
Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by appropriate Federal the regulatory authority and are true to the
best of my knowledge and believe.                                 /s/ Sal H. Alfieri
                                                                  ------------------------------------------------------------------
                                                                  Director (Trustee)
     /s/ Joseph R. Simpson
--------------------------------------------------------------    /s/ Bernard J. Kennedy
Signature of Officer Authorized to Sign Report                    ------------------------------------------------------------------
                                                                  Director (Trustee)
                                                                  /s/ Martin Glynn
             8/9/04                                               ------------------------------------------------------------------
--------------------------------------------------------------    Director (Trustee)
Date of Signature

--------------------------------------------------------------

SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income       For electronic filing assistance, contact EDS Call report
either:                                                          Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone
                                                                 (800) 255-1571.
(a)  in electronic form and then file the computer data
     file directly with the banking agencies' collection         To fulfill the signature and attestation requirement for the
     agent, Electronic Data System Corporation (EDS),            Reports of Condition and Income for this report date, attach
     by modem or computer diskette; or                           this signature page to the hard-copy f the completed report that the bank places in its files.
b)   in hard-copy (paper) form and arrange for
------------------------------------------------------------------------------------------------------------------------------------
another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


FDIC Certificate Number 0 0 5 8 9
                        ----------

http://WWW.BANKING.US.HSBC.COM                                    HSBC Bank USA, NATIONAL ASSOCIATION
--------------------------------------------------------------    ------------------------------------------------------------------
   Primary Internet Web Address of Bank (Home Page), if any       Legal Title of Bank (TEXT 9010)
   (TEXT 4087)
   (Example: www.examplebank.com)                                 Buffalo
                                                                  ------------------------------------------------------------------
                                                                  City (TEXT 9130)

                                                                  N.Y.                                14203
                                                                  ------------------------------------------------------------------
                                                                  State Abbrev. (TEXT 9200)       ZIP Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                             REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA, National Association           of Buffalo
---------------------------------------------------------
Name of Bank                                  City

in the state of New York, at the close of business June 30, 2004


ASSETS
                                                                                                     Thousands of dollars
Cash and balances due from depository institutions:
a. Non-interest-bearing balances currency and coin                                                      $   3,073,246
----------------------------------------------------------------------------------------------------------------------------
b. Interest-bearing balances                                                                                1,572,569
----------------------------------------------------------------------------------------------------------------------------
 Held-to-maturity securities                                                                                3,978,492
----------------------------------------------------------------------------------------------------------------------------
 Available-for-sale securities                                                                             13,371,662
----------------------------------------------------------------------------------------------------------------------------
 Federal funds sold and securities purchased under agreements to resell:
----------------------------------------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                                     950,000
b. Securities purchased under agreements to resell                                                          2,776,306
                                                                                                   -------------------------
Loans and lease financing receivables:
 Loans and leases held for sale                                                                          $   1,595,838
----------------------------------------------------------------------------------------------------------------------------
 Loans and leases net of unearned income                                           $    60,222,052
---------------------------------------------------------------------------------------------------
 LESS: Allowance for loan and lease losses                                                 346,538
----------------------------------------------------------------------------------------------------------------------------
 Loans and lease, net of unearned income, allowance, and reserve                                        $  59,875,514
----------------------------------------------------------------------------------------------------------------------------
 Trading assets                                                                                            15,455,724
----------------------------------------------------------------------------------------------------------------------------
 Premises and fixed assets                                                                                    635,398
----------------------------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                        14,384
----------------------------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                                    266,145
----------------------------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                   73,749
----------------------------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                                 2,158,554
----------------------------------------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                                    479,931
----------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                                4,027,881
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                              110,305,393
----------------------------------------------------------------------------------------------------------------------------


LIABILITIES

Deposits:
 In domestic offices                                                                                       52,783,034
----------------------------------------------------------------------------------------------------------------------------
 Non-interest-bearing                                                                    7,064,064
----------------------------------------------------------------------------------------------------------------------------
 Interest-bearing                                                                       45,718,970
----------------------------------------------------------------------------------------------------------------------------
In foreign offices                                                                                         22,640,665
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
  Non-interest-bearing                                                                     531,870
---------------------------------------------------------------------------------------------------
  Interest-bearing                                                                      22,108,795
---------------------------------------------------------------------------------------------------

Federal funds purchased and securities sold under agreements to repurchase:
----------------------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                               980,040
----------------------------------------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                          1,692,588
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                        10,960,317
----------------------------------------------------------------------------------------------------------------------------
Other borrowed money                                                                                        6,717,295
----------------------------------------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                                73,749
----------------------------------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                           2,542,616
----------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                                                           3,519,689
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                         101,909,993
----------------------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                                   294
----------------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL

----------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                       0
----------------------------------------------------------------------------------------------------------------------------
Common Stock                                                                                                  205,000
----------------------------------------------------------------------------------------------------------------------------
Surplus                                                                                                     7,024,246
----------------------------------------------------------------------------------------------------------------------------
Retained earnings                                                                                           1,352,592
----------------------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                       -186,732
----------------------------------------------------------------------------------------------------------------------------
Other equity capital components                                                                                     0
----------------------------------------------------------------------------------------------------------------------------
Total equity capital                                                                                        8,395,106
----------------------------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                  110,305,393
----------------------------------------------------------------------------------------------------------------------------